Fall Shareholder Engagement August 2019 Baxter International Inc. April 2020 Annual Meeting Shareholder Engagement Exhibit 99.1

Safe Harbor Statement This presentation includes forward-looking statements concerning Baxter’s financial results, business development activities, corporate governance goals, compensation program, COVID-19 response efforts and remediation efforts following the internal investigation related to foreign exchange gains and losses. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: developments in connection with the investigation related to foreign exchange gains and losses; demand for and market acceptance of risks for new and existing products; product development risks; product quality or patient safety concerns; continuity, availability and pricing of acceptable raw materials and component supply; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster, public health crises and epidemics/pandemics, regulatory actions or otherwise); breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; the adequacy of the company’s cash flows from operations and other sources of liquidity to meet its ongoing cash obligations and fund its investment program; loss of key employees or inability to identify and recruit new employees; future actions of regulatory bodies and other governmental authorities, including the FDA, the Department of Justice, the Securities and Exchange Commission (“SEC”), the New York Attorney General and foreign regulatory agencies, including the continued delay in lifting the warning letter at our Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; the outcome of pending or future litigation, including the opioid litigation and litigation related to our internal investigation of foreign exchange gains and losses; the impacts of the material weakness identified as a result of the internal investigation and our remediation efforts, including the risk that we may experience additional material weaknesses or other deficiencies; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement, which may substantially change the U.S. end stage renal disease market and demand for our peritoneal dialysis products, necessitating significant multi-year capital expenditures, which are difficult to estimate in advance; failures with respect to compliance programs; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical and Seprafilm Adhesion Barrier from Sanofi); future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; fluctuations in foreign exchange and interest rates; the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the novel strain of coronavirus that recently originated in China (COVID-19), on us and our customers and suppliers, including foreign governments in countries in which we operate; global, trade and tax policies; any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; actions taken by tax authorities in connection with ongoing tax audits; and other risks identified in Baxter’s most recent filing on Form 10-K and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.

Executive Summary Business Overview Leading global medical products company focused on transformative innovation to deliver smarter, more personalized care for patients and providers Addressing healthcare needs across the spectrum of care, our product settings include hospitals, homes, pharmacies, and clinics Strengthening our portfolio and extending our impact through transformative innovation that spans prevention to recovery Board & Governance Highly qualified and engaged Board, with complementary skillset to support our long-term strategy and position us for success in a complex and rapidly changing healthcare environment Committed to refreshment, with two new independent directors appointed in February 2019 following evaluations with third-party assistance, and a third party search firm retained to further recruit new directors Strong corporate governance practices establish meaningful shareholder rights and Board accountability Executive Compensation Pay-for-performance philosophy effectively aligns the interests of management and our shareholders Significant proportion of executive compensation, including 90% of our CEO’s 2019 target compensation, is “at risk” and subject to specific annual and long-term performance requirements Informed by stockholder feedback, the Compensation Committee made enhancements to our compensation programs for 2019 and 2020 Corporate Responsibility Corporate responsibility is fundamental to our strategic aspirations and supports our mission to save and sustain lives Committed to sharing information about corporate responsibility matters, including related goals and industry trends, annually with our Board Significant progress against our 2020 corporate responsibility priorities and goals, which align with issues most relevant to our stakeholders Internal Investigation Restated certain previously issued financial statements in March 2020 following an internal investigation into intra-company transactions that impacted previously reported non-operating foreign exchange gains and losses Commenced comprehensive remediation actions and the Audit Committee, which oversaw the internal investigation, continues to monitor the Company’s progress in remediating the material weakness COVID-19 Response Efforts Maximizing production of critical medical products to support increased patient care levels Protecting employee health and safety through enhanced infection control procedures Creating up to 2,000 new positions globally, including 800 in the U.S. Donating more than $2 million to relief partners in the U.S., Europe, Asia and Latin America to support impacted communities

Committed Response To The COVID-19 Pandemic

Increasing Product Supply & Distribution	• Boosted capacity and production to address higher demand for: **PrisMax** and **Prismaflex** and associated solutions and consumables; **Mini-Bag Plus**; **Spectrum IQ** Infusion System and accompanying I.V. sets; I.V. solutions; and injectable drugs • Allocation process designed to dedicate additional inventory to hospitals based on established criteria, with a focus on allocating product to places with the greatest patient care needs • Maximizing production levels and pursuing opportunities to increase supply; Increasing air freight capacity and frequency
Protecting Employee Health and Safety	• Implementing protective measures such as: enhanced infection control actions, remote working arrangements, restricted travel, symptom screening at building entrances, and use of PPE by employees • Modified manufacturing operations to limit interactions between employee groups • Instituted a special pandemic incentive for Baxter's front-line workers and a volunteerism program for Baxter employees with appropriate medical training and licensure to take a leave of absence and volunteer within their communities
Expanding Employment Opportunities	• Increased demand for the company's products is creating additional permanent and temporary employment opportunities • Creating up to 2,000 new positions globally, including 800 in the U.S.
Donating To Humanitarian Relief	• Baxter International Foundation providing >$2 million to support humanitarian relief on the front lines • Announced $1 million grant to Save the Children in addition to support for World Vision's COVID-19 Global Emergency Response; additional financial support to geographic-specific relief programs

Effectively Supporting The Healthcare System, Our Employees, And Our Communities During An Unprecedented Time

Baxter 4

Baxter: A Leading Medical Products Company By Global Business Unit By Operating Segment Global Presence Continuous Innovation Industry-Leading Portfolio Operational Excellence ~50,000 Employees Worldwide 100+ Countries Where Baxter Products are Sold Manufacturing facilities in 20+ Countries Baxter’s mission to save and sustain lives inspires our work and our commitment to deliver products and services that are essential building blocks of healthcare. Global Footprint 2019 Revenue | $11.4B

Our Strategy Strengthen our portfolio and extend our impact through transformative innovation that spans prevention to recovery Top Quartile Goals Industry leading performance Best place to work Product safety and Quality Growth through innovation

1Non-GAAP financial metrics referenced in this slide include operational sales growth and adjusted diluted EPS. A reconciliation to comparable U.S. GAAP measures is available at www.baxter.com. 2See www.baxter.com for original press releases with additional product information. 3Advancing American Kidney Health Initiative. 4Human Rights Campaign Foundation. Executing On Our Strategy: Recent Highlights Providing Frontline Support And Maintaining Global Supply In Light Of COVID-19 Pandemic Taking proactive measures to protect employee workplace safety, provide aid to healthcare providers and those affected by pandemic, and maintain global supply; continuously monitoring COVID-19 situation and will provide further updates as appropriate Hosting 2020 annual meeting of stockholders in virtual format in response to public health and safety concerns related to COVID-19 Building Momentum With Strong Focus On Operational Performance1 Delivered 9% operational sales growth in Q4 2019; performance reflects Baxter’s strongest quarter since 2015 Baxalta spin-off Adjusted diluted EPS growth of 37% in Q4 driven by commercial execution, operational excellence, and continued financial rigor Investing In Growth Opportunities And Executing On A Robust Pipeline Of Launches2 Announced exclusive distribution agreement in the U.S. and Canada for Spectral Medical Inc.’s Toraymyxin PMX-20R hemoperfusion filter Launched Sharesource 2.0 clinical portal giving healthcare providers greater insights to patient’s home PD treatments Planning scaled investments in U.S. PD manufacturing in anticipation of further clarity on AAKHI3 final form Delivering Enhanced Value For Shareholders Closed acquisitions of Cheetah Medical and Seprafilm Adhesion Barrier, representing disciplined execution of M&A strategy Executed ~$1.3 billion in share repurchases in 2019, reflecting ongoing commitment to returning value to shareholders Increased annual dividend rate by approximately 16% and paid out $423 million in dividends Creating A Best Place To Work And Demonstrating Leadership In Corporate Social Responsibility Named to Forbes Magazine’s list of Best Employers For Diversity and Newsweek’s list of America’s Most Responsible Companies Received a perfect score on the HRC4 Corporate Equality Index for LGBTQ Equality for the fifth consecutive year Strategic Transformation Fueling Enhanced Operational Performance And Positioning Baxter For Sustained Success

Continuing Momentum of Key Performance Metrics[1]

Global Reported Sales



~$11.1B
~$11.4B
+5%
Operational Growth[2]
FY 2018
as restated
FY 2019

Adjusted Operating Margin



17.3%
18.7%
+140 bps
FY 2018
as restated
FY 2019

Adjusted Diluted EPS



$2.91
$3.31
+14%
FY 2018
as restated
FY 2019

Delivering Significant Value For Investors: Total Shareholder Return[3] (Dec. 30, 2016 – Dec. 31, 2019)



120%
100%
80%
60%
40%
20%
0%
-20%
Dec-2016
Mar-2017
Jun-2017
Sep-2017
Dec-2017
Mar-2018
Jun-2018
Sep-2018
Dec-2018
Mar-2019
Jun-2019
Sep-2019
Dec-2019
~95%
~57%
~53%
Baxter
S&P 500
S&P 500 Health Care

Baxter

[1] Non-GAAP financial metrics referenced in this slide include operational sales growth, adjusted operating margin, and adjusted diluted EPS. A reconciliation to comparable U.S. GAAP measures is available at www.baxter.com. [2] FY 2019 operational sales growth excludes the impact of foreign exchange of approximately 3% and U.S. cyclophosphamide competition of approximately 0%; U.S. GAAP sales growth for the period was approximately 2% compared to FY 2018. [3] Source: S&P Capital IQ

8

Internal Investigation and Restatement Board Oversight Executive Compensation Decisions In October 2019, the Company announced that it had commenced an internal investigation into certain intra-company transactions that impacted its previously reported non-operating foreign exchange gains and losses The internal investigation, which is now complete as it pertains to the evaluation of related financial statement impacts, was overseen by the Audit Committee Since the investigation began, the Audit Committee held 19 meetings, with active participation by the full Board In 2020, the Audit Committee intends to continue to actively oversee management’s comprehensive remedial actions to help ensure that the events leading to the restatement do not recur. These steps include: In connection with the restatement, the Board took action to recoup amounts (via reductions in 2019 cash bonuses) from the CEO, CFO, and other officers covered by the policy in an aggregate amount of $1,793,911 These 2019 cash bonus reductions reflect the aggregate amount necessary to conform these officers’ cash bonuses paid for the years 2015 to 2018 to performance actually achieved Recoupment Policy Individual Performance Assessment The Board determined to further reduce the CFO’s 2019 cash bonus by $164,970 and his 2020 equity award target opportunity by 50% Increasing the frequency of regularly scheduled Audit Committee meetings to oversee the continuing progress of remediation activities Reviewing agenda topics to ensure focus on critical matters that may be impacted by the insights gained during internal investigation Engaging in functional detailed reviews of high risk areas as informed by the company’s ERM process; and

Affirmative Steps to Enhance Internal Control Discontinued use of historical exchange rate convention; using exchange rates determined in accordance with U.S. GAAP for purposes of measuring foreign currency transactions and remeasuring monetary assets and liabilities denominated in a foreign currency Implemented automated feed that extracts foreign exchange rates on a daily basis from a recognized third-party exchange rate source Implemented daily rate comparison control that extracts foreign exchange rates from (a) a third-party exchange rate source, (b) treasury application, and (c) Enterprise Resource Planning system and compares those rates in order to identify any potential differences and provide assurance that the correct rates were captured and are being used in its financial systems Updated policies to require additional approvals of intra-company transactions and implemented a requirement that such transactions be supported by a documented business purpose Hired a new Treasurer from outside the Company with more than 30 years of treasury experience and responsibility, including at four publicly traded companies Hired another experienced treasury professional in a newly created director role responsible for treasury governance and controls Created a treasury controller role within the accounting function The Audit Committee continues to monitor the Company’s activities to remediate the material weakness related to foreign exchange gains and losses. The Company has already commenced comprehensive remediation actions, including:

Director Skillsets Support Effective Oversight of Strategy

Our Board possesses the collective knowledge and experience to effectively oversee the execution of Baxter's long-term strategy

Complementary Skillsets	
Cyber / IT	Diversity
Finance / Risk Management	Healthcare Marketing / Delivery
International	M&A / Transactional
Manufacturing and R&D	Other Sector Leadership
Quality, Regulatory and Compliance	

JOSE (JOE) ALMEIDA



- Chairman, President & CEO
- Former Chairman & CEO, Covidien

THOMAS F. CHEN



- Former SVP and President, International Nutrition, Abbott Laboratories
- *Committees: QCT, CGC*

JOHN D. FORSYTH



- Chairman and CEO, Wellmark Blue Cross Blue Shield
- *Committees: CC*, CGC*

JAMES R. GAVIN III



- Chief Medical Officer, Healing Our Village
- *Committees: CGC*, QCT*

PETER S. HELLMAN



- Former President, Chief Financial and Administrative Officer, Nordson Corporation
- *Committees: AC, CC*

MICHAEL F. MAHONEY



- Chairman, President and CEO, Boston Scientific
- *Committees: CC, QCT*

PATRICIA B. MORRISON



- Former Executive VP, Customer Support Services & CIO, Cardinal Health
- *Committees: AC*

STEPHEN N. OESTERLE



- Former SVP, Medicine & Technology, Medtronic
- *Committees: CGC, QCT**

CATHY R. SMITH



- Chief Financial Officer, Bright Health
- *Committees: AC*

THOMAS T. STALLKAMP



- Lead Director
- Founder and Principal, Collaborative Management
- *Committees: AC, CC*

ALBERT P.L. STROUCKEN



- Former Chairman and CEO, Owens-Illinois
- *Committees: AC*, CGC*

AMY A. WENDELL



- Former SVP, Strategy and Business Development, Covidien
- *Committees: QCT*

CC = Compensation Committee; AC = Audit Committee; CGC = Corporate Governance Committee; QCT = Quality, Compliance & Technology Committee; asterisk denotes committee chair

Baxter 11

Independent Board Leadership and Sound Board Practices Heightened focus on refreshment and diversity has led to the appointment of two new independent Board members in 2019 as well as the hiring of an outside search firm to identify potential new Board members with medical / science, audit / internal controls or corporate governance backgrounds Board and committees annually assess their effectiveness through self-evaluations; a third-party will help conduct this process in 2020 and every few years in the ordinary course; the results of each self-evaluation inform our ongoing Board refreshment process The corporate governance committee annually reviews and evaluates the performance of the Chairman and CEO with the evaluation also being used in setting compensation The Board annually reviews its own structure, governance principles, composition, agenda, processes and schedule to consider whether it is functioning well in view of its responsibilities and the evolving situation of the Company Effective Board Leadership and Independent Oversight Experience, expertise and knowledge represented collectively by the Board allow it to effectively serve shareholders’ interests Independent Lead Director elected annually by independent directors with clearly defined responsibilities provides balanced Board oversight Regular executive sessions of independent directors presided over by the Lead Director Average director tenure of 8.7 years, with greater than 40% of directors on the Board for less than 4 years1 Robust Board Evaluation Process and Refreshment 1 Calculated as of March 17, 2020

Strong Governance and Compensation Practices 1 Unless the change in control results in the company no longer being a public company or the awards are not assumed by the successor entity. Governance Annual election of directors Active stockholder engagement program Majority voting standard in uncontested elections Shareholder right to call special meeting Proxy access (3%/3 year/greater of 2 and 20%/20 aggregation) In August 2016, eliminated all remaining supermajority amendment provisions in connection with eliminating the previously classified Board Compensation Pay-for-performance alignment Clawback policy Stock ownership guidelines for executives and directors Double-trigger change-in-control provisions1 No excise tax gross-ups on change-in-control payments No hedging, pledging, short sales, or derivative transactions Our Board has adopted strong governance and compensation practices to provide stockholders with meaningful rights and to help ensure long-term focus and appropriate levels of risk-taking

Executive Compensation Aligned with Strategic Priorities CEO Pay Mix (2019) Salary Target Cash Bonus Target Stock Options Target PSUs 90% Variable/ “At-Risk” Pay Element Objectives Salary Provides a base level of competitive compensation Used to attract and retain executive talent Annual Incentive Motivates and rewards executives for company and individual performance against annually established financial targets and individual objectives For 2019, financial targets included adjusted earnings per share (50%), adjusted net sales (30%) and free cash flow (20%) Stock Options Motivates and rewards an executive’s contributions to helping to achieve the company’s long-term objectives and increasing stockholder value Stock options recognize that it is in the best interests of the company to provide equity that will vest as long as the executive continues to serve at Baxter and are valued, in part, on the Company’s performance during that period Performance Share Units (PSUs) Motivates and rewards executive for company performance against financial targets and incorporates an assessment of the executives past performance and future potential PSUs recognize that a portion of an executive’s equity awards should be completely “at-risk” For 2019, financial objectives for PSU awards include adjusted operating margin (50%) and TSR (50%) A significant majority of executive pay is “at risk” and only delivered if specific annual and long-term performance requirements are met

Restricted Stock Units (RSUs) Company did not issue any RSUs to named executive officers in 2019 Compensation Committee has not authorized and does not intend to authorize the issuance of any RSUs to any executive officers in 2020, except as may be required to retain and attract key personnel Performance Share Units (PSUs) Compensation Committee made all PSUs subject to three-year performance conditions beginning in 2020 One-third will be measured against Baxter’s three-year TSR relative to the company’s peer group, One-third will be measured against a three-year sales compound annual growth rate (CAGR) target, and One-third will be measured against a three-year Return on Invested Capital (ROIC) target TSR PSUs will be capped at 100% of target for a negative TSR result Compensation Program Reflects Stockholder Feedback Informed by stockholder feedback from prior stockholder outreach discussions, the Compensation Committee made the following changes to its 2019 or 2020 executive compensation programs:

Demonstrating Leadership In Corporate Social Responsibility 1 “Complaint incidents” are the number of alleged product defects globally. “Medical device reports” are reports submitted to U.S. Food and Drug Administration (FDA) of certain medical device malfunctions, serious injuries or deaths associated with the use of a medical device. “Field alert reports” are reports submitted to FDA for a specific drug application and defect category. “Field actions” include both recalled products and non-recall actions taken on distributed products globally. All data include acquisitions and supplier-related data. Baxter 2020 Corporate Responsibility Priorities and Goals Meaningful Progress and Milestones Achieved Progress from 2015 to 20181 2018 Energy Conservation Projects 2018 Recycling At Baxter WORKPLACE CULTURE Promote inclusion, diversity and employee engagement ETHICS AND COMPLIANCE Drive a culture of integrity and the highest ethical behavior EMPLOYEE HEALTH & SAFETY Achieve zero-harm workplace and improve employee well-being OPERATIONS Reduce environmental footprint through increased efficiency and resource conservation RESPONSIBLE PROCUREMENT & LOGISTICS Implement world-class sustainability practices with key partners INNOVATION THAT EXPANDS ACCESS TO CARE Improve access to healthcare for the underserved SERVING OUR COMMUNITIES Support communities worldwide in enduring ways PRODUCT INNOVATION Improve sustainability and performance of products and services

Recent Highlights A Recognized Top Employer and Outstanding Corporate Citizen Focusing On Inclusion and Diversity Expanding Access To Care Serving Our Communities Worldwide Reducing Our Environmental Footprint For more information on Baxter’s efforts to benefit our communities, employees, and stakeholders, refer to our 2018 Corporate Responsibility Report.